Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

We, Office of the President and Chief  Executive Office, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Cypress Semiconductor Corporation for the quarter ended July 3, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cypress Semiconductor Corporation.

Dated:	August 9, 2016	By:	/s/ HASSANE EL-KHOURY
HASSANE EL-KHOURY
Executive Vice President, Programmable Systems Administration

Dated:	August 9, 2016	By:	/s/ DANA NAZARIAN
DANA NAZARIAN
Executive Vice President, Memory Products Division

Dated:	August 9, 2016	By:	/s/ JOSEPH RAUSCHMAYER
JOSEPH RAUSCHMAYER
Executive Vice President, World Wide Manufacturing

Dated:	August 9, 2016	By:	/s/ THAD TRENT
THAD TRENT
Executive Vice President, Finance and Administration and Chief Financial Officer